Exhibit 10.16

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                , 2008                                                                  WG-

COMMON STOCK PURCHASE WARRANT

To Purchase                    Shares of Common Stock of

CALLISTO PHARMACEUTICALS, INC.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received,                          (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on December 31, 2016 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Callisto Pharmaceuticals, Inc., a Delaware corporation (the “Company”), up to                    shares (the “Warrant Shares”) of Common Stock, par value $.0001 per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).  This Warrant is part of an authorized class of up to 57,500,000 warrants of like tenor.

Section 1.                                            Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase and Exchange Agreement (the “Purchase Agreement”), dated December 30, 2008, among the Company and the purchasers signatory thereto.

Section 2.                                            Exercise.

a)                                      Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company);  provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.

b)                                     Exercise Price.  The exercise price of the Common Stock under this Warrant shall be $0.02, subject to adjustment hereunder (the “Exercise Price”).

c)                                      Net Exercise.  If at any time there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the volume weighted average trading price of the Common Stock on the principal the principal market in upon which the Common Stock may be listed or is traded (the “Trading Market”) over the twenty (20) consecutive Trading Days immediately preceding the date of such election (“VWAP”);

(B) =  the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

d)                                     Exercise Limitations.

The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant and any other security of the Company convertible into Common Stock with respect to which the determination of such sentence is being made.  Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The provisions of this Section 2(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

e)                                      Mechanics of Exercise.

i.                                          Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

ii.                                       Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, prior to the issuance of such shares, have been paid.

iii.                                    Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.                                   No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

v.                                      Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder;  provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi.                                   Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.                                            Certain Adjustments.

a)              Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Notwithstanding the forgoing, in the event an adjustment under paragraphs 3(a)(iii) or (iv) would result in an Exercise Price greater than $0.02, following the calculation of the number of shares issuable as adjusted, the Exercise Price shall thereafter be fixed at $0.04.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)             Redemption.  Beginning twelve (12) months after the Initial Exercise Date, provided the Equity Conditions, defined below, are satisfied, if the daily closing price of the Common Stock equals $1.00 or more (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments) per share for the 20 consecutive Trading Days (such calculation to occur no earlier than twelve (12) months after the Initial Exercise Date) immediately prior to the Redemption Notice Date (as defined below), and average daily dollar volume of the Common Stock on the Trading Market is at least $1,000,000, unless the Holder is prohibited from exercising the Warrants pursuant to Section 1(d)(i) hereof, the Company shall have the right, on twenty (20) business days’ notice to the Holder (an “Redemption Notice” and the date such notice is received by the Holder, the “Redemption Notice Date”), to redeem any portion of the Warrants then held by the Holder for $0.001 per Warrant. To effect a Redemption hereunder, the Holder shall not be required to physically surrender the Warrant certificate to the Company.  “Equity Conditions” shall mean, during the period in question, (i) the Company shall have duly honored all Warrant exercises scheduled to occur or occurring by virtue of one or more Notices of Exercise, if any, (ii) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iii) the Common Stock is trading on the Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on a Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (iv) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, and (v) no public announcement of a pending or proposed Fundamental Transaction, Change of Control Transaction or acquisition transaction has occurred that has not been consummated.

c)              Subsequent Equity Sales. Other than pursuant to an Exempt Issuance, for the period commencing on the date this warrant is originally issued until June 30, 2010, if the Company shall sell or grant any option to purchase or otherwise dispose of or issue any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, the Exercise Price shall be reduced then to an amount equal to the Base Share Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to purchase number of Warrant Shares determined by dividing the product of the Exercise Price and the number of Warrant Shares which could be obtained upon the exercise of the Warrants prior to such adjustment by the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

d)             Pro Rata Distributions.  If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)              Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not includes shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock.  For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f)                Notice to Holders.

i.                                          Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.                                       Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange;  provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the 10-day period commencing the date of such notice to the effective date of the event triggering such notice.

g)             Reorganizations, Etc.  In case, at any time during the Exercise Period, of any capital reorganization, of any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing operation and which does not result in any change or reclassification in the Warrant Shares) or of the sale of all or substantially all the properties and assets of the Company as an entirety to any other corporation, the Company, at its sole discretion, shall have the right and option to (A) provide 30 days prior written notice of such event to the Holder and this Warrant shall terminate and be of no further force and effect on and after the effective date of such capital reorganization or reclassification or the consummation of such consolidation, sale or merger; or (B) provide that this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he, she or it had held the Warrant Shares issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale.

h)             Exempt Issuance. “‘Exempt Issuance’ means the issuance of (i) shares of Common Stock or options to employees, officers, directors or bona fide consultants of the Company (including shares of Common Stock issued pursuant to the exercise of such options) pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (ii) securities issued upon the exercise or exchange of or conversion of any Securities issued hereunder and/or securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant was originally issued, provided that such securities have not been amended since the date this Warrant was originally issued to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, (c) securities issued in lieu of cash payments for bona fide license fees or royalties,  (d) securities issued in a single financing transaction for cash in an amount less than $100,000  or in a series of financing transaction occurring over a period of 60 consecutive day in an amount less than $100,000, and (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities,

i)                 Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

Section 4.               Transfer of Warrant.

a)              Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A

Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)             New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c)              Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)             Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

Section 5.               Registration Rights.

a)             Joining other Registration Statements.            If at any time or times, the Company proposes to file one or more Registration Statements on Form S-1 or S-3 or other appropriate form for the registration of its Common Stock or other equity securities under the Securities Act for a public offering, whether or not underwritten (excluding the issuance of shares pursuant to employees’ options, incentive or similar plans, or in connection with an acquisition, merger or exchange of securities which involves no distribution for cash), it shall give a Notice of Registration to the Holder and shall include in each Registration Statement referred to in such notice all such Warrant Shares with respect to which the Holder shall have delivered to the Company a Notice of

Intent to Sell within 20 days after the Company has given its Notice of Registration.   Such Notice of Registration shall be given not later than ten (10) days prior to the filing of any such Registration Statement.   All expenses incurred by the Company in complying with the foregoing registration requirements (except fees and disbursements of counsel for the Holder; registration fees of the Commission for registration of the Securities, underwriting discounts, commissions or similar expenses to be incurred in connection with the sale of securities to be registered for the Holder) shall be borne by the Company.  The Company shall have no obligation to register any Securities under this Section 5(a) unless the Holder agrees to join in the underwriting arrangements,  if any, proposed for the other securities being registered on the same terms as other participants in the distribution, unless such underwriters decline to include the Warrant Shares therein in which event the Company may delay the delivery of prospectuses to the Holder for a period not in excess of 45 days from the effective date of such Registration Statement.  The foregoing rights of registration shall be applicable on one, and only one occasion, regardless of the number of shares included therein, provided that the Registration statement shall have become effective and shall remain effective and in compliance with the Securities Act, subject to the limitations of Section 5(b)   The Holder’s rights pursuant to this Section 5(a)  shall expire on December 31, 2011.

b)            Notice of Intent to Sell and Notice of Registration.  “Notice of Intent to Sell” shall mean a written notice signed by the Holder (i) setting forth the number of units of Warrant Shares which the Holder desires to have registered for sale, (ii) representing that the Holder has a present intention to sell the same, (iii) setting forth (if delivered pursuant to Section 5(a)) the intended method by which such sale will be effected and the names of the underwriters, if any; whose services are intended to be used to effect such sale, and (iv) agreeing to execute all consents, powers of attorneys, registration statements, and other documents required in order to permit such Registration Statement to be made effective and carry out the distribution.  “Notice of Registration” shall mean a written notice signed by an officer of the Company and setting forth the approximate date on which it intends to file a Registration Statement on Form, S-1 or S-3 or other appropriate form for the registration of its Common Stock pursuant to the Securities Act, and the approximate date on which it contemplates such Registration Statement will become effective whether the Registration Statement is being filed pursuant to Section 5(a) of this Warrant.

c)             Indemnification.  The obligation of the Company to register Warrant Shares for the Holder pursuant to this Agreement shall be subject to the receipt by the Company of an agreement from the Holder and each underwriter of any securities registered for the Holder, in form and substance satisfactory to the Company,  indemnifying the Company against liability arising out of or based upon any untrue statement or alleged untrue statement of a material fact in the Registration statement or the omission or alleged omission to state therein any material fact required to be stated therein or necessary in order to make the statements therein not misleading, if such statement or omission was made by the Company in reliance upon and in conformity with written information furnished to the Company specifically. for use in such Registration Statement by or on behalf of the Holder with respect to the Holder or any underwriter of any securities registered for the Holder.  In connection with registration under the

Securities Act of securities owned by the Holder,  the Company hereby agrees to indemnify the Holder and each underwriter of any securities registered for the Holder against liability arising out of or based upon any untrue statement or alleged untrue statement of a material fact in a Registration statement filed by the Company pursuant hereto, or the omission or alleged omission to state in such Registration Statement any material fact required to be stated therein or necessary in order to make the statement therein not misleading, other than any such statement included in, or omission from, such Registration Statement by the Company in reliance upon and in conformity with written information furnished to the Company,  specifically for use therein by or on behalf of the Holder with respect to the Holder or by any underwriter of the securities included therein and to join in an underwriting agreement having usual and customary terms, including customary representations warranties and agreements (in addition to the indemnification agreements provided by this Section 5(c)).

d)            Certain Terms and Conditions.          The following provisions shall be applicable to all registration rights granted in this Section 5:

i.      the Company shall have the right to require any registration required under Section 5(a) to contemplate offerings in the same manner as other shares registered therein, provided they are offerings by way of either (i) firm underwritings, (ii)  exchange distributions or (iii) “shelf” registration statements;

ii.     the Company shall not be required to maintain any Registration Statement under Section 5(a) in effect for a period of more than six months; provided, however,  that this period shall be extended at the request of the Holder to no more than nine months to meet the requirements of underwriters of such securities pursuant to the terms of an underwriting agreement;

iii.    the Company need not include any Warrants or shares owned by the Holder in any Registration Statement provided for under Sections 5(a) if in the opinion of counsel for the Company satisfactory to counsel for the Holder, registration of such shares under the Securities Act is not necessary for the Holder to dispose of such shares in a public offering and distribution in the open market in compliance with the Securities Act; provided, in such case the opinion of such counsel shall be in writing addressed to the Holder and shall be rendered within twenty (20) days after the Notice of Intent to Sell is received by the Company.

Section 6.               Miscellaneous.

a)              Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

b)             No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c)              Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d)             Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e)              Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f)                Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

g)             Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h)             Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i)                 Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

j)                 Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k)              Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

l)                 Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m)           Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the holders of not less than 70% of the Warrants of like tenor then outstanding as shown of the books and records of the Company.  In such event, the Company will promptly mail notice of any such modification or amendment to all holders of the Warrants that have not consented thereto.

n)             Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o)             Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  December 30, 2008

CALLISTO PHARMACEUTICALS, INC.

By:
	Name:	Gary S. Jacob
	Title:	CEO

NOTICE OF EXERCISE

TO:         CALLISTO PHARMACEUTICALS, INC.

(1)  The undersigned hereby elects to purchase                  Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)  Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)  Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:
Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

.

Dated:	,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.